UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 -------------


                                   FORM 8-K/A
                                 Amendment No. 1


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 19, 2004
                                                         ----------------

                                 CDW Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)

               Illinois                     0-21796                 36-3310735
               --------                     -------                 ----------
     (State or Other Jurisdiction  (Commission File Number)        (IRS Employer
           of Incorporation)                                 Identification No.)

         200 N. Milwaukee Ave.
        Vernon Hills, Illinois                                      60061
        ----------------------                                      -----
    (Address of Principal Executive                              (Zip Code)
               Offices)



       Registrant's telephone number, including area code: (847) 465-6000
                                                           ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note:

The Press Release attached as Exhibit 99 to this Form 8-K/A has been revised from the Press Release furnished to the Securities and Exchange Commission on October 19, 2004, to reflect the impact of a balance sheet reclassification between "Cash, cash equivalents and marketable securities" and "Accrued expenses and other current liabilities" in the amount of $7,243,000 at September 30, 2004. The reclassification followed the discovery of an inadvertent error in the accounting for certain income tax payments made during the third quarter of 2004. As revised, the Press Release properly reflects these payments.


Item 2.02         Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02.

On October 19, 2004, CDW Corporation (the "Registrant") issued a press release announcing its third quarter 2004 earnings. A copy of the press release, which has been corrected as described in the Explanatory Note above, is included as
Exhibit 99 to this Current Report on Form 8-K.


Item 9.01         Financial Statements and Exhibits.

Exhibit 99, Press Release dated October 19, 2004, as corrected on October 26, 2004, announcing third quarter 2004 earnings.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CDW CORPORATION


         Date: October 26, 2004     By:      /s/ Barbara A. Klein
                                             --------------------------
                                             Barbara A. Klein
                                             Senior Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------

99 Press release dated October 19, 2004, as corrected on October 26, 2004, announcing third quarter 2004 earnings.